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   LEHMAN BROTHERS HOLDINGS INC. AND SUBSIDIARIES
   CONSOLIDATED STATEMENT OF OPERATIONS
   PRELIMINARY AND UNAUDITED
   (IN MILLIONS)

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
                                                                                                 Year Ended December 31,
                                                                                                -------------------------
                    Revenues                                                                     1993               1992
                                                                                                 ----               ----
                      Market making and principal transactions                                  $1,967             $1,697
                      Commissions                                                                1,316              1,677
                      Investment banking                                                           972                892
                      Interest and dividends                                                     5,840              5,661
                      Other                                                                        491                684
                                                                                                ------             ------
                          Total Revenues                                                        10,586             10,611
                      Interest Expense                                                           5,368              5,185
                                                                                                ------             ------
                         Net Revenues                                                            5,218              5,426
                                                                                                ------             ------

                    Non-interest expenses
                      Compensation and benefits                                                  2,989              3,310
                      Communications                                                               318                378
                      Occupancy and equipment                                                      254                326
                      Professional services                                                        203                212
                      Advertising and market development                                           161                205
                      Depreciation and amortization                                                157                185
                      Brokerage, commissions and clearance fees                                    140                117
                      Other                                                                        282                695
                      Loss on sale of SLBD                                                         535
                      Reserves for non-core businesses                                             152
                      Computervision Writedown                                                                        245
                                                                                              --------             ------
                          Total non-interest expenses                                            5,191              5,673
                                                                                                ------             ------
                    Income (loss) from continuing operations before taxes
                        and cumulative effect of changes in accounting
                        principles                                                                  27               (247)
                          Provision for (benefit from) income taxes                                318                (54)
                                                                                                ------             ------
                    Loss from continuing operations before cumulative
                       effect of changes in accounting principles                                 (291)              (193)

                    Income from discontinued operations, net of taxes
                          Income from operations                                                    24                 77
                          Gain on disposal                                                         165
                                                                                                ------           --------
                                                                                                   189                 77
                                                                                                ------            -------
                    Loss before cumulative effect of changes
                        in accounting principles                                                  (102)              (116)

                          Cumulative effect of changes in accounting
                            principles                                                                                 (7)
                                                                                               -------             ------
                    Net loss                                                                      (102)              (123)
                          Preferred stock dividend requirements                                    (48)               (48)
                                                                                                ------             ------

                    Net loss applicable to common shares                                        $ (150)            $ (171)
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